UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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[X]  Definitive Proxy Statement
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[   ]  Soliciting Material Pursuant to §240.14a -12

U.S. GEOTHERMAL INC.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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August 5, 2013

Dear Shareholders:

You are cordially invited to join us for our 2013 annual meeting of shareholders, which will be held on Friday, September 20, 2013, at 10:00 a.m., MDT, at the U.S. Geothermal Inc. Corporate Office located at 1505 Tyrell Lane in Boise, Idaho. Holders of record of our common stock as of July 22, 2013, are entitled to notice of and to vote at the 2013 annual meeting.

The Notice of Annual Meeting of Shareholders and the proxy statement describe the business to be conducted at the meeting. We also will report at the meeting on matters of current interest to our shareholders.

We hope you will be able to attend the meeting. However, even if you plan to attend in person, please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided. If you decide to attend the meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, you will need proof of ownership to be admitted to the meeting, as described under “How can I attend the meeting?” in the proxy statement.

We look forward to seeing you at the annual meeting.

Sincerely,

/s/ Dennis J. Gilles

Dennis J. Gilles
Chief Executive Officer

August 5, 2013

1505 Tyrell Lane
Boise, ID 83706
(208) 424-1027

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Friday, September 20, 2013, at 10:00 a.m. MDT

U.S. Geothermal Corporate Office
Place:	1505 Tyrell Lane
Boise, Idaho 83706

	1.	The election of the five directors named in this proxy statement, each for a one-year term.

	2.	The ratification of the selection of MartinelliMick PLLC as our independent auditor for the fiscal year ending December 31, 2013.

Items of Business:	3.	Advisory vote on executive compensation.

	4.	Approval of the 2009 Stock Incentive Plan.

	5.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on July 22, 2013.

Voting by Proxy:

If you cannot attend the annual meeting in person, you may vote your shares by telephone or internet by no later than 1:00 a.m. Central time on September 20, 2013 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on September 20, 2013. The Proxy Statement and Transition Report to Security holders are available at http://www.usgeothermal.com.

By Order of the Board of Directors

/s/ Kerry D. Hawkley

Kerry D. Hawkley
Chief Financial Officer and Corporate Secretary

PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
2013 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 20, 2013

The Board of Directors of U.S. Geothermal Inc. is soliciting proxies for use at the annual meeting of shareholders to be held on September 20, 2013, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being made available to shareholders on or about August 5, 2013.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These matters include the election of directors, the ratification of the selection of our independent auditor, an advisory vote on executive compensation, and approval of the 2009 Stock Incentive Plan. Also, management will report on our performance during the transition period ended December 31, 2012 and, once the business of the annual meeting is concluded, respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board has set July 22, 2013 as the record date for the annual meeting. If you were a shareholder of record at the close of business on July 22, 2013, you are entitled to vote at the meeting.

As of the record date, 102,094,542 shares of our common stock were issued and outstanding and, therefore, eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 102,094,542 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our Bylaws, shares equal to at least one-third of the voting power of our outstanding shares of common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote in person at the meeting; or

•	you have properly submitted a proxy by mail, telephone or internet.

How do I vote my shares?

If you are a shareholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, using the internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in “street name,” you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for shareholders who hold their shares in street name.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two executive officers, Douglas J. Glaspey and Kerry D. Hawkley, have been designated as the proxies for our 2013 annual meeting of shareholders.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission and rules of the NYSE MKT LLC (“NYSE MKT”).

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction card provided by it.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or, if you submit your proxy vote by telephone or internet, vote once for each proxy card you receive.

Can I vote my shares in person at the meeting?

If you are a shareholder of record, you may vote your shares in person at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What vote is required for the election of directors or for the proposals to be approved?

Directors must be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that those nominees receiving the five highest number of votes at the meeting will be elected, even if the votes cast for each nominee do not constitute a majority of the votes of shares present and entitled to vote. The affirmative vote of a majority of the voting power of our common stock present, entitled to vote and cast on the matter is required for the ratification of the selection of our independent auditor, the advisory approval of executive compensation as described in this proxy statement, and the approval of the 2009 Stock Incentive Plan.

How are votes counted?

You may vote “FOR” or “WITHHOLD” for each nominee for the Board of Directors, “FOR,” “AGAINST” or “ABSTAIN” on the ratification of the selection of MartinelliMick PLLC as our independent auditor, “FOR,” “AGAINST” or “ABSTAIN” on the advisory approval of executive compensation as described in this proxy statement, and “FOR,” “AGAINST,” or “ABSTAIN” on the approval of the 2009 Stock Incentive Plan.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Shares not present at the meeting and shares voting “ABSTAIN” have no effect on the election of directors, the ratification of the selection of our independent auditor, the advisory vote on executive compensation as described in this proxy statement, and the approval of the 2009 Stock Incentive Plan.

If you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be treated as “broker non-votes” and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority to vote under applicable rules. If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors, the advisory vote on executive compensation as described in this proxy statement, and the approval of the 2009 Stock Incentive Plan. In the past, if you held your shares in street name and you did not indicate how you wanted your shares voted in the election of directors, your broker or other nominee was allowed to vote those shares on your behalf in the election of directors as they felt appropriate. Recent changes in regulation were made to take away the ability of your broker or other nominee to vote your uninstructed shares in the election of directors and on executive compensation matters, on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker or other nominee how to vote in the election of directors and the advisory vote on executive compensation as described in this proxy statement, no votes on such matters will be cast on your behalf. Your broker or other nominee will, however, continue to have discretion to vote any uninstructed shares on the ratification of the selection of MartinelliMick PLLC as our independent auditor. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote at the meeting.

Who will count the votes?

Representatives of Computershare Investor Services, our tabulation agent, will tabulate the votes.

How does the Board recommend that I vote?

You will vote on the following management proposals:

•	Election of five directors: Dennis J. Gilles, Douglas J. Glaspey, Paul A. Larkin, Leland L. Mink, and John H. Walker.

•	Ratification of the selection of MartinelliMick PLLC as our independent auditor for the fiscal year ending December 31, 2013.

•	Advisory vote on executive compensation as described in this proxy statement.

•	Approval of the 2009 Stock Incentive Plan.

The Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of MartinelliMick PLLC as our independent auditor for the fiscal year ending December 31, 2013, FOR the advisory approval of executive compensation as described in this proxy statement, and FOR the approval of the 2009 Stock Incentive Plan.

What if I do not specify how I want my shares voted?

If you submit a signed proxy card or submit your proxy by telephone or internet and do not specify how you want to vote your shares, we will vote your shares:

•	FOR the election of all of the director nominees named above; and

•	FOR the ratification of the selection of MartinelliMick PLLC as our independent auditor for the fiscal year ending December 31, 2013.

•	FOR the advisory approval of executive compensation as described in this proxy statement.

•	FOR the approval of the 2009 Stock Incentive Plan.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Corporate Secretary, U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, ID 83706 or call (208) 424-1027.

Will my vote be kept confidential?

Yes. We have procedures to ensure that, regardless of whether shareholders vote by mail, telephone, internet or in person, all proxies, ballots and voting tabulations that identify shareholders are kept permanently confidential, except as disclosure may be required by federal or state law or as expressly permitted by a shareholder. We also have the voting tabulations performed by an independent third party.

How can I attend the meeting?

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you also will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership.

Please let us know whether you plan to attend the meeting by marking the attendance box on the proxy card or responding affirmatively when prompted during telephone or internet voting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

What are the deadlines for submitting shareholder proposals for the 2014 annual meeting?

In order for a shareholder proposal to be considered for inclusion in our proxy statement and form of proxy for the 2014 annual meeting, the written proposal must be received at our principal executive offices at 1505 Tyrell Lane, Boise, ID 83706, Attention: Corporate Secretary, on or before April 7, 2014. If the date of our 2014 annual meeting is changed by more than 30 calendar days from the anniversary date of this year’s annual meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. All shareholder proposals must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Our Certificate of Incorporation provides that a shareholder(s) holding, in aggregate, not less than 10% of our shares with voting rights, may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by our Corporate Secretary at our principal executive offices in Boise, Idaho, not less than 40 days nor more than 60 days in advance of the meeting. The notice must contain the specific information required by our Certificate of Incorporation. You may request a copy of our Certificate of Incorporation by contacting our Corporate Secretary at U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, ID 83706, or by telephone at (208) 424-1027. We will not entertain any proposals or nominations at the annual meeting that do not meet the requirements set forth in our Certificate of Incorporation. If the stockholder does not also comply with the requirements of Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended, we may exercise discretionary voting authority under proxies that we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

How can I communicate with U.S. Geothermal’s Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Chairman of the Board or specified individual directors to:

U.S. Geothermal Inc.
1505 Tyrell Lane
Boise, ID 83706

Any such letters will be delivered to an independent director or a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Financial Officer for handling in accordance with the Audit Committee’s policy on investigation of complaints relating to accounting matters.

How can I elect to access proxy statements and annual reports electronically instead of receiving paper copies through the mail?

You can request electronic delivery if you are a shareholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format because it saves us the expense of printing and mailing the materials to you and helps preserve environmental resources. You can choose this option by:

•	following the instructions provided on your proxy card or voter instruction form;
•	following the instructions provided when you vote over the internet; or
•	going to http://www.envisionreports.com/HTM and following the instructions provided.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing a link to the internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the internet. You may revoke this request at any time by following the instructions at http://www.envisionreports.com/HTM. Your election to view proxy materials online is permanent unless you revoke it later.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

What is “Notice and Access?”

In 2007, the SEC adopted amendments to the proxy rules that changed how companies must provide proxy materials. Under the proxy delivery rules, a company may select either of the following two options for making proxy materials available to shareholders:

•	the full set delivery option; or

•	the notice only option.

A company may use a single method for all its shareholders, or use full set delivery for some while adopting the notice only option for others.

What is the “full set” delivery option?

Under the full set delivery option, a company delivers all proxy materials to its shareholders. This can be by mail or, if a stockholder has previously agreed, electronically. In addition to delivering proxy materials to shareholders, the company must post all proxy materials on a publicly- accessible website (other than the SEC’s website) and provide information to shareholders about how to access that website.

What is the “notice only” option?

Under the notice only option, a company must post all of its proxy materials on a publicly-accessible website. However, instead of delivering its proxy materials to shareholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials” which outlines: (i) information regarding the date and time of the meeting of shareholders as well as the items to be considered at the meeting; (ii) information regarding the website where the proxy materials are posted; and (iii) various means by which a stockholder can request paper or e-mail copies of the proxy materials. The stockholder may request that the company deliver paper copies of the proxy materials.

In connection with our 2013 Annual Meeting of Shareholders, U.S. Geothermal has elected to use the full set delivery option for registered holders and the “notice only” option for “street name” shareholders. Additionally, U.S. Geothermal has posted its proxy materials at www.usgeothermal.com.

Will U.S. Geothermal use the notice only option in the future?

Although U.S. Geothermal elected to use the full set delivery option for registered shareholders and “notice only” option for “street name” holders in connection with the 2013 Annual Meeting of Shareholders, it may choose to use the notice only option for registered shareholders in the future. We plan to evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider the future use of the notice only option.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Shareholders

The following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of July 22, 2013, by each person known by us to be the beneficial owner of more than 5% of the Company’s outstanding common stock. The percentage of beneficial ownership is based on 102,094,542 shares of the Company’s common stock outstanding as of July 22, 2013.

	Amount and Nature
Name and Address of Beneficial Owner	of Beneficial	Percent of
	Ownership	Class
Sprott Inc.
200 Bay Street, Suite 2700, PO Box 27
Toronto, ON, Canada M5J 2J1	9,980,873(1)	9.78%

AGF Management Limited
PO Box 50, Toronto Dominion Bank Tower, 31st Floor,
Toronto, ON, Canada M5K 1E9	5,203,762(2)	5.10%

(1)

As of January 31, 2013, based on information set forth in Schedule 13G filed with the SEC on February 7, 2013 by Sprott Inc., which has sole voting and dispositive power over 2,602,493 shares of the Company’s common stock and shared voting and dispositive power over 7,378,380 shares of the Company’s voting stock. These shares are held in accounts managed by subsidiaries of Sprott Inc., none of which, with the exception of Exploration Capital Partners 2000 Limited Partnership, beneficially own more than 5% of the class. Exploration Capital Partners 2000 Limited Partnership has shared voting and dispositive power over 7,378,380 shares of the Company’s common stock.

(2)

As of December 31, 2012, based on information set forth in Schedule 13G/A filed with the SEC on January 30, 2013 by AGF Management Limited, which shares voting and dispositive power over 5,203,762 shares of the Company’s common stock with AGF Investments Inc., its wholly owned subsidiary.

Security Ownership of Management

Our executive officers and directors are encouraged to own our common stock to further align their interests with our shareholders’ interests. Unless otherwise noted, the following table sets forth certain information regarding beneficial ownership of the Company’s common stock, as of July 22, 2013, by each of our directors, Named Executive Officers (as defined below) and directors and executive officers as a group. The percentage of beneficial ownership is based on 102,094,542 shares of the Company’s common stock outstanding as of July 22, 2013.

	Amount and
	Nature
Name of Beneficial Owner	of Beneficial	Percent of
	Ownership	Class
Dennis J. Gilles	1,065,278(1)	1.04%
Douglas J. Glaspey	1,139,957(2)	1.12%
Kerry D. Hawkley	482,500(3)	*
Daniel J. Kunz	3,331,276(4)	3.26%
Paul A. Larkin	573,068(5)	*
Leland L. Mink	350,000(6)	*
John H. Walker	349,900(7)	*
Jonathan Zurkoff	648,500(8)	*

All directors and executive officers as a group (8 persons)	7,940,479(9)	7.78%

*	Less than 1% of the Company’s outstanding common stock

(1)	Includes 487,500 options exercisable within 60 days of July 22, 2013.

(2)	Includes 557,500 options exercisable within 60 days of July 22, 2013.

(3)	Includes 357,500 options exercisable within 60 days of July 22, 2013.

(4)

Information as of April 19, 2013, which is the effective date of Mr. Kunz’s resignation as a director and Chief Executive Officer. Includes 810,250 options exercisable within 60 days of April 19, 2013.

(5)	Includes 275,000 options exercisable within 60 days of July 22, 2013.

(6)	Includes 275,000 options exercisable within 60 days of July 22, 2013.

(7)	Includes 275,000 options exercisable within 60 days of July 22, 2013.

(8)	Includes 553,500 options exercisable within 60 days of July 22, 2013.

(9)	Includes 2,781,000 options exercisable within 60 days of July 22, 2013 and 810,250 options exercisable within 60 days of April 19, 2013.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership of our securities with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required to furnish us with copies of these reports. Based solely on our review of the Section 16(a) reports furnished to us with respect to the transition period ended December 31, 2012 and written representations from the executive officers and directors and greater than 10% shareholders, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% shareholders were satisfied.

PROPOSAL 1—ELECTION OF DIRECTORS

The Board of Directors is currently composed of five directors: Dennis J. Gilles, Douglas J. Glaspey, Paul A. Larkin, Leland L. Mink and John H. Walker. One director position is currently vacant. The majority of the Board, made up of Mr. Larkin, Dr. Mink and Mr. Walker, satisfy the applicable independence requirements of NYSE MKT, and National Instrument 58-101, Disclosure of Corporate Governance Practices and Multilateral Instrument 52-110, Audit Committees. Mr. Gilles and Mr. Glaspey do not satisfy such independence requirements based on their employment as executive officers of the Company. The Board has one class of members that is elected at each annual shareholders meeting to hold office until the next annual shareholders meeting or until their successors have been duly elected and qualified. The Board of Directors proposes the following nominees for election as directors to hold office until the annual meeting of shareholders to be held in 2013 or until their successors, if any, have been duly elected and qualified. Each of the nominees has agreed to serve as a director if elected.

  Dennis J. Gilles
  Douglas J. Glaspey
  Paul A. Larkin
  Leland L. Mink
  John H. Walker

If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors.

Information Concerning Director Nominees and Executive Officers

Dennis J. Gilles: Age 55, is the Chief Executive Officer and a director of the Company. He has served as a director of the Company since September 2011 and as Chief Executive Officer since April 2013. Mr. Gilles also currently serves as a Director and Executive Board Officer of the Geothermal Resources Council. Mr. Gilles is a senior executive with over 30 years of experience in the management, operations, maintenance, engineering, construction and administration of power and petrochemical plants and their related facilities. Mr. Gilles’ primary activities have included the identification, evaluation and acquisition of existing renewable projects or portfolios, as well as heading development of new green-field opportunities. Mr. Gilles worked for Calpine Corporation (“Calpine”) for 23 years and retired as Senior Vice President of Calpine in 2011. Mr. Gilles was part of the expansion and growth of Calpine from its very first megawatt to what is now the largest independent power producer in the United States. During his time with Calpine, Mr. Gilles was responsible for managing Calpine’s geothermal portfolio and was instrumental in overseeing the growth of Calpine’s geothermal business from 1 megawatt (“MW”) to over 750 MWs. Mr. Gilles was also responsible for leading Calpine’s Western Region Gas and Geothermal Operations, with a generation capacity of over 7,200 MWs. Mr. Gilles holds a Masters of Business Administration and a Bachelor of Science in Mechanical Engineering. Mr. Gilles’ qualifications to serve as a director of the Company include his over 25 years of experience in the geothermal industry and his many years of senior management and director experience.

Douglas J. Glaspey: Age 60, is the co-founder, President and Chief Operating Officer and a director of the Company. He has served as a director of the Company since March 2000, President of the Company since September 2011, and Chief Operating Officer of the Company since December 2003. Mr. Glaspey served from March 2000 until December 2004 as the President and Chief Executive Officer for the TSX Venture Exchange (“TSX-V”) listed U.S. Cobalt Inc. until the acquisition of Geo-Idaho in December 2003. He also served as a director and the Chief Executive Officer of Geo-Idaho from February 2002 until the acquisition of Geo-Idaho in December 2003. During his career in the mining industry, he has held operating positions with ASARCO, Earth Resources Company, Asamera Minerals, Atlanta Gold Corporation and Twin Gold Corporation. Mr. Glaspey has 34 years of operating and management experience. He holds a Bachelor of Science in Mineral Processing Engineering and an Associate of Science in Engineering Science. His experience includes public company financing and administration, production management, planning and directing resource exploration programs, preparing feasibility studies and environmental permitting. He has formed and served as an executive officer of several private resource development companies in the United States, including Drumlummon Gold Mines Corporation and Black Diamond Corporation. He is currently a director of TSX-V listed Thunder Mountain Gold, Inc., which is also quoted on the OTC Bulletin Board. Mr. Glaspey’s qualifications to serve as a director of the Company include his over 30 years of experience in the natural resource industry and his many years of senior management and director experience.

Paul Larkin: Age 62, serves as a director of the Company, a position he has held since March 2000. He served as Secretary of the Company from March 2000 until December 2003, and served as a director and the Secretary-Treasurer of Geo-Idaho from February 2002 until its acquisition in December 2003. Since 1983, Mr. Larkin has also been the President of the New Dawn Group, an investment and financial consulting firm located in Vancouver, British Columbia, and a director and officer of various TSX-V listed companies. New Dawn is primarily involved in corporate finance, merchant banking and administrative management of public companies. Mr. Larkin held various accounting and banking positions for over a decade before founding New Dawn in 1983, and currently serves on the boards of the following companies which are listed on the TSX-V: LNG Energy Ltd., Condor Resources Ltd., Kenai Resources Ltd., Tyner Resources Ltd. Gstaad Capital Corp. and Westbridge Energy Corp. Mr. Larkin’s qualifications to serve as a director of the Company include his many years of senior leadership and management experience in corporate finance, merchant banking and administrative management of public companies.

Dr. Leland “Roy” Mink: Age 72, serves as a director of the Company, a position he has held since November 2006. Dr. Mink is currently self-employed as President of Mink GeoHydro Inc conducting consulting activities in hydrogeology and geothermal resource evaluations. He served as Program Director for the Geothermal Technologies Program at the U.S. Department of Energy (DOE) from February 2003 to October 2006. Prior to working for the DOE, Dr. Mink was the Vice President of Exploration for the Company from June 2002 to February 2003. He has also worked for Morrison-Knudsen Corporation, Idaho Bureau of Mines and Geology and Idaho Water Resources Research Institute. Dr. Mink’s qualifications to serve as a director of the Company include his many years of senior leadership and management experience in the geothermal energy industry.

John H. Walker: Age 64, is a director and the Chairman of the Board of Directors of the Company. He has held that position since December 2003. He is also a Managing Director of Kensington Capital Partners Ltd and a National Director of Trout Unlimited Canada. Mr. Walker has a 38 year history in urban planning, energy security and power plant development in Ontario and internationally as well as experience on both public and private sector boards. Mr. Walker was a founding director of the Greater Toronto Airports Authority in 1992 and chaired the first Planning and Development Committee of the Board which provided oversight in the construction of CDN$4.4 billion terminal complex at Toronto Pearson Airport completed in 2004. He was instrumental in the development of a 117 MW cogeneration power plant at Toronto Pearson Airport which commenced operations in 2005. Additionally, he was a founding Director of the Borealis Infrastructure Fund which is now owned by Ontario Municipal Employee Retirement System (OMERS). Mr. Walker has worked in the financial services community as an investment banker with Loewen Ondaatje McCutcheon and has served on the Board of Directors of Sheridan College Institute of Technology and Advanced Learning. His background includes 10 years at Ontario Hydro where he was responsible for site selection, alternative energy and international market development. Mr. Walker has also acted as a senior advisor to Falconbridge on the Koniambo project, a CDN$3 billion nickel smelter, mine, power plant and port project in New Caledonia. Mr. Walker advises corporations on matters related to infrastructure and energy development and acts as a developer of power plants. Mr. Walker is a Registered Professional Planner in the Province of Ontario and a member of the Canadian Institute of Planners. Mr. Walker has a BSc. from Springfield College and a Masters of Environmental Studies (Urban and Regional Planning) from York University. Mr. Walker’s qualifications to serve as a director of the Company include his many years of senior leadership and management experience in international business development.

Kerry D. Hawkley: Age 59, serves as the Chief Financial Officer and Corporate Secretary of the Company. He has served as the Company’s controller since July 2003, and became CFO as of January 1, 2005. From July 2003 to December 2004, he also provided consulting services to Triumph Gold Corp. From 1998 to June 2003, Mr. Hawkley served as controller, director and treasurer of LB Industries. Mr. Hawkley has over 35 years of experience in all areas of accounting, finance and administration. He holds Bachelor of Business Administration degrees in Accounting and Finance. He started his career as an internal auditor with Union Pacific Corporation and has held various accounting management positions in the oil and gas, truck leasing, mining and energy industries.

Jonathan Zurkoff: Age 57, serves as the Treasurer and Executive Vice President of the Company, a position he has held since September 2011. From January 2009 to May 2009, Mr. Zurkoff served as a financial consultant to the Company. He then served as the Vice President Finance of the Company from June 2009 until September 2011. Mr. Zurkoff served as CFO of Tamarack Resorts from 2004 to 2008. Mr. Zurkoff has over 25 years of experience in engineering, construction, and all phases of project development with an emphasis on project and corporate finance. Mr. Zurkoff holds a Masters of Business Administration, a Masters of Science in Groundwater Hydrology, and a Bachelor of Science in Geology. Mr. Zurkoff has held positions in Tamarack Resort (CFO), Process Technologies (CFO & COO), and Morrison Knudsen Corporation (now URS).

The election of each director nominee requires such nominee receiving one of the five highest number of votes cast “FOR” a nominee’s election.

The Board of Directors recommends a vote “FOR” the election of the five nominated directors. Proxies will be voted “FOR” the election of the five nominees unless otherwise specified.

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to the continued success of U.S. Geothermal Inc. Our Board of Directors has adopted the U.S. Geothermal Inc. Code of Business Conduct and Ethics to provide a corporate governance framework for our directors and management to effectively pursue U.S. Geothermal Inc.’s objectives for the benefit of our shareholders. The Board annually reviews and updates these guidelines and the charters of the Board committees in response to evolving “best practices” and the results of annual Board and committee evaluations. Our Code of Business Conduct and Ethics and Board committee charters can be found at http://www.usgeothermal.com by clicking on “About Us”. Shareholders may request a free printed copy of our Code of Business Conduct and Ethics and Board committee charters from our Corporate Secretary at 1505 Tyrell Lane, Boise, Idaho 83706, or by contacting him at info@usgeothermal.com, or by calling (208) 424-1027. We will post any amendments to the Code of Business Conduct and Ethics at that location on our website. In the unlikely event that the Board of Directors approves any sort of waiver to the Code of Business Conduct and Ethics for our executive officers or directors, information concerning such waiver will also be posted at that location on our website. No waivers were granted during the transition period ended December 31, 2012. In addition to posting information regarding amendments and waivers on our website, the same information will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendment or waiver satisfies applicable NYSE MKT listing rules.

Board Structure and Committee Composition

According to our Bylaws, the business and affairs of our Company are to be managed by and under the direction of a Board of Directors. The Board may exercise all powers not expressly given to our stockholders through our Certificate of Incorporation, Bylaws, or as required by law. Our guidelines provide that the Board will review the Company’s long-term strategic plans and the major challenges faced by the Company in executing its strategy. The Chairman of the Board is responsible for establishing the agenda for each Board meeting. Each Board member is free to suggest the inclusion of items on the agenda and to raise subjects at any Board meeting that are not on the agenda for the meeting.

John H. Walker currently serves as the Chairman of the Board of U.S. Geothermal, while Dennis J. Gilles currently serves as Chief Executive Officer. Mr. Gilles replaced Daniel J. Kunz, who retired April 19, 2013. The Board has no policy with respect to the separation of the offices of Chairman of the Board and Chief Executive Officer, and if they are to be separate, whether the Chairman of the Board should be selected from the non-employee directors or be an employee. If the Chairman of the Board is also an employee of the Company, he or she is referred to as the Executive Chairman. The Board believes that the issue of the separation of these positions should be considered periodically as part of the succession planning process. Based on these principles, the Board may determine that it is appropriate in the future to combine the roles of Chairman of the Board and Chief Executive Officer. The Board does believe, however, that if the roles of Chief Executive Officer and the Chairman of the Board are combined, sound governance practices require a strong countervailing governance structure that includes, among other things, the appointment of a Lead Independent Director with a broad set of duties.

When a Lead Independent Director is appointed, the Lead Independent Director’s duties shall include, at a minimum (i) presiding at all meetings of the Board at which the Chairman is not present, including executive sessions of independent directors, (ii) serving as a liaison between the Chairman and the independent directors, (iii) approving Board meeting schedules to assure that there is sufficient time for discussion of all agenda items, (iv) having authority to call meetings of the independent directors, and (v) if requested by major shareholders, ensuring he or she is available for consultation and direct communication.

We believe that our current Board leadership structure efficiently addresses the present needs of our Company, and allows our Board to fulfill its role in exercising effective, independent oversight of our management on behalf of our stockholders. Our Board further believes that we have in place effective structures, processes and arrangements to ensure that the work of our Board is completed in a manner that maintains the highest standards of corporate governance, independence and leadership, as well as continued accountability of management.

As of the date of this proxy statement, our Board of Directors is comprised of five (5) directors and maintains the following three standing committees: Audit Committee; Compensation and Benefits Committee; and Nominating and Corporate Governance Committee. Each of these committees has a written charter approved by the Board.

Director Independence

Our Board of Directors has determined that each of our directors other than Dennis J. Gilles and Douglas J. Glaspey has no material relationship with U.S. Geothermal Inc. and is independent in accordance with the criteria described below. Mr. Gilles is not independent because he is the Chief Executive Officer of U.S. Geothermal Inc. Mr. Glaspey is not independent because he is the President and Chief Operating Officer of U.S. Geothermal Inc. Each of our Audit, Nominating and Corporate Governance and Compensation and Benefits Committees is composed only of independent directors.

Our Board has adopted certain standards to assist it in assessing the independence of each of our directors. Absent other material relationships with U.S. Geothermal Inc., a director of U.S. Geothermal Inc. who otherwise meets the independence qualifications of NYSE MKT listing standards may be deemed “independent” by the Board of Directors after consideration of all of the relationships between U.S. Geothermal Inc., or any of our subsidiaries, and the director, or any of his or her immediate family members (as defined in NYSE MKT listing standards), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof.

In assessing the independence of our directors, our full Board carefully considered all of the business relationships between U.S. Geothermal Inc. and our directors or their affiliated companies. This review was based primarily on responses of the directors to questions in a questionnaire regarding employment, business, familial, compensation and other relationships with U.S. Geothermal Inc. and our management.

Board Qualifications and Selection Process

Director Qualification Standards. U.S. Geothermal Inc. will only consider as candidates for director individuals who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. The Nominating and Corporate Governance Committee also considers issues of diversity, such as diversity of gender, race and national origin, education, professional experience and differences in viewpoints and skills. The Nominating and Corporate Governance Committee does not have a formal policy on Board diversity; however, the Nominating and Corporate Governance Committee believes that it is important for Board members to represent diverse viewpoints. In evaluating candidates for nomination as a director of U.S. Geothermal Inc., the Nominating and Corporate Governance Committee considers a wide variety of criteria, including current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization; business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; independence; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an “audit committee financial expert,” as defined by the applicable rules of the SEC.

Director Nominee Selection Process. The selection process for director candidates includes the following steps: (1) identification of director candidates by the Nominating and Corporate Governance Committee based upon suggestions from current directors and executives and recommendations received from shareholders; (2) possible engagement of a director search firm to provide names and biographies of director candidates for the Nominating and Corporate Governance Committee’s consideration; (3) interviews of candidates by the Nominating and Corporate Governance Committee members; (4) reports to the Board by the Nominating and Corporate Governance Committee on the selection process; (5) recommendations by the Nominating and Corporate Governance Committee; and (6) formal nomination by the Board for inclusion in the slate of directors at the annual shareholders meeting. Director candidates recommended by shareholders are given the same consideration as candidates suggested by directors and executive officers. A shareholder seeking to recommend a prospective candidate for the Nominating and Corporate Governance Committee’s consideration should submit the candidate’s name and sufficient written information about the candidate to permit a determination by the Nominating and Corporate Governance Committee whether the candidate meets the director selection criteria set forth in our Nominating and Corporate Governance Committee Charter to the Corporate Secretary of U.S. Geothermal Inc. at the address listed in this proxy statement. The Nominating and Corporate Governance Committee regularly reviews the director nomination procedures to assess the effectiveness of its policies.

Board Meetings and Committees

The Board of Directors conducts its business through meetings of the Board and the following standing committees: Audit, Nominating and Corporate Governance, and Compensation and Benefits. The standing committees regularly report on their deliberations and actions to the full Board. Each of the standing committees has the authority to engage outside experts, advisors and counsel to the extent it considers appropriate to assist the committee in its work. Each of the standing committees has adopted and operates under a written charter which can be found at http:///www.usgeothermal.com by clicking on “About Us”. Shareholders may request a free printed copy of any of these charters from our Corporate Secretary by contacting him at info@usgeothermal.com or by calling (208) 424-1027.

The Board of Directors held six meetings during the transition period ended December 31, 2012. Each director attended at least 75% of the total meetings of the Board and Board committees on which the director served during the fiscal year. The following table shows the membership of each Board committee.

Committee Membership

		Nominating and Corporate	Compensation and
Name	Audit	Governance	Benefits

John H. Walker	x	Chair	Chair
Chair & Audit
Paul A. Larkin	Committee	x	x
Financial Expert
Leland L. Mink	x	x	x

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Audit Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

  serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

  review and appraise the performance of the Company’s external auditors; and

  provide open avenues of communication among the Company’s auditors, financial and senior management and the Board.

Composition

The Audit Committee shall be comprised of three directors as determined by the Board, each of whom shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. At least one member of the Audit Committee shall have accounting or related financial management expertise. All members of the Audit Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Audit Committee’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements. The members of the Audit Committee shall be elected by the Board at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by a majority vote of the full Audit Committee membership.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)	Review and update the Audit Committee’s Charter annually.

(b)

Review the Company’s financial statements, management’s discussion and analysis (“MD&A”) and any annual and interim earnings, press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions. The Audit Committee held three meetings during the transition period ended December 31, 2012.

Nominating and Corporate Governance Committee

The primary objective of the Nominating & Corporate Governance Committee of U.S. Geothermal Inc. is to assist the Board in fulfilling its oversight responsibilities by (a) identifying individuals qualified to become Board and Board Committee members and recommending that the Board select director nominees for appointment or election to the Board; and (b) developing and recommending to the Board corporate governance guidelines for the Company and making recommendations to the Board with respect to corporate governance practices.

The Nominating & Corporate Governance Committee shall meet as many times as the Committee deems necessary to carry out its duties effectively, but not less frequently than three times per year. The chair of the Committee shall ensure that the agenda for each upcoming meeting of the Committee is circulated to each member of the Committee and to the other directors in advance of such meeting.

The Nominating & Corporate Governance Committee reviews and makes recommendations to the Board regarding our corporate governance principles and processes, including policies related to director retention, resignation and retirement. The Nominating & Corporate Governance Committee also manages the performance review process for our current directors, recommends new directors, recommends qualified members of the Board for membership on committees, conducts a preliminary assessment of the independence of all Board members, reviews charters of all Board committees, reviews and evaluates succession plans for executive officers, oversees the evaluation of management, and makes recommendations to the Board regarding any shareholder proposals. All of the Nominating & Corporate Governance Committee members meet the applicable independence requirements of NYSE MKT. The Nominating & Corporate Governance Committee held three meetings during the transition period ended December 31, 2012.

Compensation and Benefits Committee

The Compensation and Benefits Committee is appointed annually by the Board to discharge the Board's responsibilities relating to compensation and benefits of the executive officers of the Company. The goals of the committee are to attract, retain and motivate our executive officers by providing appropriate levels of compensation and benefits while taking into consideration, among such other factors as it may deem relevant, the Company's performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years. The main categories of compensation available to the committee are base salary, discretionary annual performance bonuses, stock option grants, stock awards, and insurance reimbursements.

The Company competes with a variety of companies for our executive-level employees. The Compensation and Benefits Committee uses base salary to compensate the executive officers for services rendered as well as for motivation and retention purposes. Base salaries are intended to be competitive for companies of similar size and purpose, also taking into consideration individual factors such as experience, tenure, institutional knowledge and qualifications. Base salaries are reviewed annually to determine whether they are consistent with our overall compensation objectives. In considering increases in base salary, the Compensation and Benefits Committee reviews individual and corporate performance, market and industry conditions, and the Company’s overall financial health.

The Compensation and Benefits Committee may grant annual performance bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of an annual performance bonus is discretionary and the amount is determined after recommendation from the CEO. Involvement of other executive officers in the determination of bonus amounts to be paid is immaterial. Bonus amounts should be dependent upon our financial and operational performance as well as the completion of specific milestone events by the individual executive officer.

Generally, the Compensation and Benefits Committee grants stock options to all employees, including executive officers, annually after completion of our annual financial reports. Stock options are granted with an exercise price equal to the market value of our common stock on the date of the grant, and with a term of five years. The timing of the stock option grant is not coordinated with the release of material non-public information and is typically in the first or second fiscal quarter. The options typically vest 25% on the date of grant, and another 25% each six months thereafter. During the transition period ended December 31, 2012, stock option grants to executive officers represented approximately 25% of the total stock option grants to all employees.

Our executive officers do not receive any material incremental benefits that are not otherwise available to all of our employees. Our health and dental insurance plans are the same for all employees.

The Compensation and Benefits Committee also reviews and makes recommendations to the Board on an annual basis with respect to the adequacy and form of compensation and benefits of independent directors, including directors’ equity incentive plan(s) and any other incentive compensation plans and equity-based plans. Recommendations are made after a determination of time commitments required of the independent directors. As of April 1, 2011, independent directors are compensated $30,000 per year and reimbursed for all Company-related expenses.

The Compensation and Benefits Committee held three meetings during the transition period ended December 31, 2012.

Standard for Election of Directors

Our Bylaws provide that directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. This means that those nominees receiving the five highest number of votes at the meeting will be elected, even if the votes cast for each nominee do not constitute a majority of the votes present and entitled to vote.

Executive Sessions of the Board

Our non-employee directors meet in executive session at each regular meeting of the Board without the chief executive officer or any other member of management present, and the independent directors meet alone on an annual basis. The Chairman of the Board presides at all of these sessions.

Director Policies

Policy Regarding Service on Other Boards. Our Board of Directors does not have a policy that restricts our directors from serving on the board of directors of other publicly traded companies unless the Board determines that such service will impair their service on the U.S. Geothermal Board or could represent a conflict of interest.

Policy Regarding Attendance at Annual Meetings. We encourage, but do not require, our Board members to attend the annual meeting of shareholders. Last year, all directors attended the annual shareholders meeting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Our compensation philosophy is to structure compensation awards to members of our executive management that directly align their personal interests with those of our shareholders. Our executive compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of shareholder resources. This compensation philosophy puts a strong emphasis on pay for performance, and uses equity awards as a significant component in order to correlate the long-term growth of shareholder value with management’s most significant compensation opportunities.

The three primary components of total direct compensation for our senior executives are:

  base salary;
  annual cash incentive bonus opportunity; and
  stock options and restricted stock.

The relative weighting of the three components of compensation is designed to strongly reward long-term performance, by heavily emphasizing the proportion of long-term equity compensation.

During the transition period ended December 31, 2012, the Company was focused on (1) operation, financing and construction for the San Emidio Phase I geothermal project in Nevada, (2) permitting, drilling, financing and construction for the Neal Hot Springs project in Oregon, (3) conducting negotiations for PPA and equity partners at the El Ciebello project in Guatemala, (4) optimizing the operation of the well field at the Raft River project in Idaho, and (5) the evaluation of potential new geothermal project acquisitions.

The Compensation and Benefits Committee is appointed annually by the Board of Directors to discharge the Board’s responsibilities relating to compensation and benefits of the executive officers of our Company. The goals of the committee are to attract, retain and motivate our executive officers by providing appropriate levels of compensation and benefits while taking into consideration, among such other factors as it may deem relevant, our Company’s performance, shareholder returns, the value of similar incentive awards to executive officers at comparable companies and the awards given to the executive officers in past years. The main categories of compensation available to the committee are base salary, discretionary annual performance bonuses, stock option grants, stock awards, and insurance reimbursements.

We compete with a variety of companies for our executive-level employees. The Compensation and Benefits Committee uses base salary to compensate the executive officers for services rendered. Base salaries are intended to be competitive for companies of similar size and purpose, also taking into consideration individual factors such as experience, tenure, institutional knowledge and qualifications. An informal review of several public junior resource development companies was completed to provide the committee with comparative compensation information. The committee looked at Nevada Geothermal Power Inc., Ram Power Corp., China Gold International Resources Corp Ltd, and Chesapeake Gold Corp., who are involved in either geothermal development or in mineral exploration. Base salaries are reviewed annually to determine whether they are consistent with our overall compensation objectives. In considering increases in base salary, the Compensation and Benefits Committee reviews individual and corporate performance, market and industry conditions, and our overall financial health.

While the Company does not attach a weighting to the various components of executive compensation, the Compensation and Benefits Committee attempts to pay a competitive salary (retention) to its executives while providing long-term incentive to the executives through equity awards (ownership/reward) in order to align their interest with the long-term progression of the Company as a whole. Our Chief Executive Officer and Compensation and Benefits Committee perform an informal annual review of compensation practices of similar sized companies to educate themselves of the general parameters (levels and types of compensation) for executive compensation. They do not, however, benchmark the various components of pay. The review highlights areas of our executive pay package that may not be consistent with compensation practices at similar sized companies and provides the committee with knowledge of the compensation landscape for its executives.

The Compensation and Benefits Committee may grant annual performance bonuses as a reward for achievement of individual and corporate short-term goals. Any grant of an annual performance bonus is discretionary and the amount is determined after recommendation from the CEO. Involvement of other executive officers in the determination of bonus amounts to be paid is immaterial. Bonus amounts should be dependent upon our financial and operational performance as well as the completion of specific milestone events by the individual executive officer.

Generally, the Compensation and Benefits Committee grants stock options to all employees, including executive officers, for motivation and retention purposes annually after completion of our annual financial reports. Stock options are granted with an exercise price equal to the market value of our common stock on the date of the grant, and with a term of five years. The timing of the stock option grant is not coordinated with the release of material non-public information and is typically in the first or second fiscal quarter. The options vest 25% on date of grant, and another 25% each six months thereafter. During the fiscal year ended March 31, 2012, stock option grants to executive officers represented approximately 24% of the total stock option grants to all employees. During the transition period ended December 31, 2012, stock option grants to executive officers represented approximately 25% of the total stock option grants to all employees. We do not have a formal procedure for determining factors to consider when making grants. The committee uses an informal review of similar sized companies engaged in natural resource development to assist in determining the appropriate levels of stock option grants.

Except as described below, our executive officers do not receive any material incremental benefits that are not otherwise available to all of our employees. Our health and dental insurance plans are the same for all employees.

Kunz Employment Agreement

On September 29, 2011, Daniel J. Kunz, our former Chief Executive Officer, signed an employment agreement that set the amount of time devoted to the business of the Company to 60 hours per month at a compensation of $120,000 annually. Mr. Kunz was entitled to receive performance bonuses and incentive stock options as determined by the Company’s board of directors, benefits (including for immediate family) as were or became available to other employees, and vacation. The Company also provided reasonable life insurance and accidental death coverage with the proceeds payable to Mr. Kunz’s estate or specified family member. The employment agreement could be terminated by the Company without notice, payment in lieu of notice, severance or other sums for causes which include failure to perform in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a conflict of interest, conviction which has become final for an indictable offense, fraud, dishonesty, refusal to follow reasonable and lawful direction of the Company, breach of fiduciary duty, and a declaration of bankruptcy by or against Mr. Kunz. Otherwise, the Company could terminate the agreement upon one month written notice. The agreement included covenants by Mr. Kunz of confidentiality and non-competition, and provided for equitable relief in the event of breach. In the case of termination of employment due to a change of control, Mr. Kunz would have received a lump sum payment equal to 24 monthly installments of his normal compensation. Effective February 1, 2012, Mr. Kunz agreed to increase his hours to 120 hours per month at an annual rate of $240,000. Although the employment agreement expired on December 31, 2012, the terms of the agreement as amended were effective until a subsequent agreement was finalized. Effective January 1, 2013, the annual salary for Mr. Kunz was increased to $252,000. Effective April 19, 2013, Mr. Kunz retired as a director and Chief Executive Officer and the employment agreement was terminated.

Gilles Employment Agreement

Effective April 19, 2013, Dennis J. Gilles entered into an employment agreement as the Company’s new Chief Executive Officer. The initial term of employment will be from April 19, 2013 until the earlier of April 18, 2015 or termination of employment in accordance with the terms of the employment agreement. The employment agreement will automatically renew at the end of the initial term, and at the end of each subsequent term, for an additional one year term unless either the Company or Mr. Gilles gives written notice of non-renewal to the other party at least 90 days prior to expiration of the then-current term.

The Company has agreed to pay to Mr. Gilles an annual base salary of $375,000, which will increase to $410,000 on April 19, 2014 and remain in place as a minimum annual base salary during all successive periods under the employment agreement. In addition, Mr. Gilles received a signing bonus of $100,000 payable in the Company’s common stock and cash to cover the tax impact of the stock bonus within two weeks following completion of a probationary period which ended June 18, 2013 (the “Probationary Period”). Mr. Gilles was also granted 300,000 restricted shares of the Company’s common stock, and a non-qualified stock option to acquire a total of 1,250,000 shares of the Company’s common stock at a price of $0.35 per share with a term of 10 years. Until the earlier of expiration or termination of the employment agreement, the Company has agreed to provide Mr. Gilles, at the Company’s expense, a $1,000,000 life insurance policy that names the Gilles Family Trust as the beneficiary in the event of the death of Mr. Gilles. Mr. Gilles will be eligible to earn annual bonuses with the target amount being 100% of his annual base salary payable in a combination of cash and restricted shares of the Company’s common stock, provided that no more than one-half of the annual bonus will be paid in the form of restricted shares. The actual bonus amount will be subject to the discretion of the Company’s board of directors and its Compensation and Benefits Committee. On April 18, 2014, Mr. Gilles will be granted stock options to acquire shares of the Company’s common stock with a target value equal to 35% of Mr. Gilles’ then-current annual salary, and an exercise price equal to the close of the market for the date they are granted. On subsequent annual anniversaries, Mr. Gilles will be eligible to receive stock option awards at a similar level with the actual amount determined by the Company’s board of directors. Mr. Gilles and his immediate family will be eligible to participate in the Company’s employee health insurance, dental insurance, retirement plan (401K) and any other employee benefit plans in accordance with the terms and conditions of such plans. Mr. Gilles will be entitled to five weeks of vacation within each 12-month period under the employment agreement. Subject to certain limitations and conditions, the Company will also reimburse Mr. Gilles for all reasonable expenses incurred in connection with his employment and the cost of travel between the Company’s office in Boise, Idaho and his home. In addition, Mr. Gilles will receive a relocation cost reimbursement up to a maximum of $35,000.

The Company may terminate Mr. Gilles’ employment without “cause” (which has the meaning commonly ascribed to it at common law and is defined in the employment agreement) during the Probationary Period upon two weeks’ notice. In such event, Mr. Gilles will be paid his salary and reimbursed for expenses incurred through the date of termination. The Company would not be obligated to pay Mr. Gilles any unpaid portion of the $100,000 signing bonus described above, and unvested portions of the 300,000 restricted shares of the Company’s common stock and stock options to acquire 1,250,000 shares of the Company’s common stock described above will be cancelled. The Company may terminate Mr. Gilles’ employment at any time for “cause” upon at least 15 days’ notice. In such event, Mr. Gilles will only be entitled to compensation through the date of termination.

Mr. Gilles may terminate his employment at any time without “good reason” (which is defined in the employment agreement) upon 60 days’ notice. Mr. Gilles will be paid his salary through the date designated in the notice, plus payment for unused vacation days granted or accrued and reimbursement for expenses incurred through the date of termination.

Following the Probationary Period, in the event Mr. Gilles’ employment is terminated by the Company without “cause” or by Mr. Gilles for “good reason”, Mr. Gilles will be entitled to receive a lump sum payment equal to one and one-half (1.5) times the sum of his second year base salary ($410,000) plus annual target bonus. In addition, any unvested stock options to acquire shares of the Company’s common stock and any unvested restricted shares of the Company’s common stock held by Mr. Gilles as of the termination date that would have vested within18 months following such termination date had Mr. Gilles’ employment continued will become fully vested. Mr. Gilles also will receive a lump sum cash payment equal to 24 times the Company’s contribution to the monthly cost of the medical and dental benefits provided to Mr. Gilles under the employment agreement.

In the event Mr. Gilles’ employment is terminated by the Company without “cause” or by Mr. Gilles for “good reason” within 12 months following a “change of control” (which is defined in the employment agreement) or a “change of control” occurs within 12 months following such termination, Mr. Gilles will receive total severance payments equal to three (3) times the sum of his second year base salary ($410,000) plus annual target bonus. In addition, any unvested stock options to acquire shares of the Company’s common stock and any unvested restricted shares of the Company’s common stock held by Mr. Gilles as of the termination date that would have vested within 18 months following such termination date had Mr. Gilles’ employment continued will become fully vested. Any vested stock options held by Mr. Gilles will remain exercisable until the expiration of the original term of such option. If such termination occurs within 12 months following a “change of control”, Mr. Gilles will receive a lump sum cash payment equal to 36 times the Company’s contribution to the monthly cost of the medical and dental benefits provided to Mr. Gilles under the employment agreement.

The Company has agreed to defend and indemnify Mr. Gilles in connection with legal claims, lawsuits, causes of action or liabilities asserted against him arising out of or related to his employment with the Company and to provide Mr. Gilles with an advance for any expenses in connection with such defense and/or indemnification. The employment agreement also includes covenants by Mr. Gilles with respect to the treatment of confidential information, non-competition and non-solicitation, and provides fro equitable relief in the event of breach,

Glaspey Employment Agreement

The Company has entered into an employment agreement with Douglas J. Glaspey as the Company’s President and Chief Operating Officer. The initial term of employment will be from July 1, 2013 until the earlier of June 30, 2015 or termination of employment in accordance with the terms of the employment agreement. The employment agreement will automatically renew at the end of the initial term, and at the end of each subsequent term, for an additional one year term unless either the Company or Mr. Glaspey gives written notice of non-renewal to the other party at least 60 days prior to expiration of the then-current term.

The Company has agreed to pay to Mr. Glaspey compensation of $220,000 per annum, to grant to Mr. Glaspey cash or stock bonus and/or stock options in such amount and under such conditions as may be determined by the Company’s board of directors, to provide to Mr. Glaspey (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company, to provide to Mr. Glaspey reasonable life insurance and accidental death coverage (with the proceeds payable to Mr. Glaspey’s estate or specified family member), and to provide to Mr. Glaspey such 401K retirement benefit as is available to other employees of the Company. In addition, the Company will reimburse Mr. Glaspey for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Glaspey is entitled to a paid vacation of five weeks within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, the Company may terminate the employment agreement upon one month’s written notice and Mr. Glaspey may terminate the employment agreement upon 60 days’ written notice.

In the event that Mr. Glaspey’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Glaspey, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Glaspey is entitled to receive compensation equal to 24 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $439,992). The terms “cause”, “good reason” and “change of control” are defined in the employment agreement.

The Company has agreed to defend and indemnify Mr. Glaspey in connection with legal claims, lawsuits, causes of action or liabilities asserted against him arising out of or related to his employment with the Company and to provide Mr. Glaspey with an advance for any expenses in connection with such defense and/or indemnification. The employment agreement also includes covenants by Mr. Glaspey with respect to the treatment of confidential information, non-competition and non-solicitation, and provides for equitable relief in the event of breach.

Hawkley Employment Agreement

The Company has entered into an employment agreement with Kerry D. Hawkley as the Company’s Chief Financial Officer. The initial term of employment will be from July 1, 2013 until the earlier of June 30, 2015 or termination of employment in accordance with the terms of the employment agreement. The employment agreement will automatically renew at the end of the initial term, and at the end of each subsequent term, for an additional one year term unless either the Company or Mr. Hawkley gives written notice of non-renewal to the other party at least 60 days prior to expiration of the then-current term.

The Company has agreed to pay to Mr. Hawkley compensation of $175,000 per annum, to grant to Mr. Hawkley cash or stock bonus and/or stock options in such amount and under such conditions as may be determined by the Company’s board of directors, to provide to Mr. Hawkley (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company, and to provide to Mr. Hawkley such 401K retirement benefit as is available to other employees of the Company. In addition, the Company will reimburse Mr. Hawkley for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Hawkley is entitled to a paid vacation of five weeks within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, the Company may terminate the employment agreement upon one month’s written notice and Mr. Hawkley may terminate the employment agreement upon 60 days’ written notice.

In the event that Mr. Hawkley’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Hawkley, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Hawkley is entitled to receive compensation equal to 18 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $262,440). The terms “cause”, “good reason” and “change of control” are defined in the employment agreement.

The Company has agreed to defend and indemnify Mr. Hawkley in connection with legal claims, lawsuits, causes of action or liabilities asserted against him arising out of or related to his employment with the Company and to provide Mr. Hawkley with an advance for any expenses in connection with such defense and/or indemnification. The employment agreement also includes covenants by Mr. Hawkley with respect to the treatment of confidential information, non-competition and non-solicitation, and provides for equitable relief in the event of breach.

Zurkoff Employment Agreement

The Company has entered into an amendment to the employment agreement with Jonathan Zurkoff as the Company’s Executive Vice President, Finance. The employment agreement, as amended, is effective December 31, 2010, and will remain in effect until March 31, 2014 unless earlier terminated in accordance with its terms.

The Company has agreed to pay to Mr. Zurkoff compensation of $160,000 per annum pursuant to the employment agreement. This salary may be adjusted annually on the anniversary date of the employment agreement and is currently $192,000 per annum. The Company has also agreed to provide to Mr. Zurkoff such 401K retirement benefit as is available to other employees of the Company, and to provide to Mr. Zurkoff (and his immediate family) such medical, dental and related benefits as are available to other employees of the Company. In addition, the Company will reimburse Mr. Zurkoff for reasonable expenses incurred in connection with the performance of his duties under the employment agreement. Mr. Zurkoff is entitled to a paid vacation of 20 days within each 12 month period under the terms of the employment agreement.

The employment agreement may be terminated by the Company without notice, payment in lieu of notice, severance payments, benefits, damages or other sums for causes which include failure to perform his duties in a competent and professional manner, appropriation of corporate opportunities or failure to disclose a material conflict of interest, a plea of guilty to, or conviction of, an indictable offense which may not be further appealed, fraud, dishonesty, illegality or gross incompetence, failure to disclose material facts concerning business interests or other employment that are relevant to his employment with the Company, refusal to follow reasonable and lawful directions of the Company, breach of fiduciary duty, and material breach under, or gross negligence in connection with his employment under, the employment agreement. Otherwise, either party may terminate the employment agreement upon one month’s written notice.

In the event that Mr. Zurkoff’s employment is terminated without “cause” by the Company or for “good reason” by Mr. Zurkoff, and in the event that a “change of control” has occurred within the 12 months prior to the termination, Mr. Zurkoff is entitled to receive compensation equal to 18 monthly installments of his normal compensation on the 30th day after the date of termination (which sum would be currently $288,000). The terms “cause”, “good reason” and “change of control” are defined in the employment agreement.

The employment agreement also includes covenants by Mr. Zurkoff with respect to the treatment of confidential information and non-competition, and provides for equitable relief in the event of breach.

Summary Compensation Table

The following table shows the compensation for the nine-month transition period ended December 31, 2012, the twelvemonth period ended December 31, 2012 (on an unaudited basis for informational purposes) and the twelve-month period ended March 31, 2012 awarded to or earned by our Chief Executive Officer and each of our three other most highly compensated executive officers (collectively, our “Named Executive Officers”).

Name and principal position(s)	Period	Salary (1) ($)	Bonus (2) ($)	Option Awards (3) ($)	All other compensation (4) ($)	Total ($)

Daniel J. Kunz, Former Chief Executive Officer (Retired April 19, 2013)	12 Mths Ended 3/31/12	175,000	0	124,700	8,170	307,870
	*12 Mths Ended 12/31/12	230,000	0	41,348	8,170	279,518
	9 Mths Ended 12/31/12	180,000	0	41,348	8,170	229,518

Douglas J. Glaspey, President and Chief Operating Officer	12 Mths Ended 3/31/12	192,500	0	82,302	1,035	275,837
	*12 Mths Ended 12/31/12	210,000	0	31,806	1,035	242,841
	9 Mths Ended 12/31/12	157,500	0	31,806	1,035	190,341

Kerry D. Hawkley, Chief Financial Officer	12 Mths Ended 3/31/12	140,000	0	47,386	0	187,386
	*12 Mths Ended 12/31/12	140,000	0	25,110	0	165,110
	9 Mths Ended 12/31/12	105,000	0	25,110	0	130,110

Jonathan Zurkoff, Executive Vice President Finance	12 Mths Ended 3/31/12	160,000	0	70,124	0	230,124
	*12 Mths Ended 12/31/12	192,000	0	22,200	0	214,200
	9 Mths Ended 12/31/12	144,000	0	22,200	0	166,200

*	Unaudited and for informational purposes only.

(1)	Dollar value of base salary (cash and non-cash) earned by the Named Executive Officer during the fiscal year.

(2)	No bonuses were awarded to Named Executive Officers during the periods presented.

(3)	Stock options and restricted stock are valued at the grant date in accordance with FASB ASC Topic 718.

(4)	Other compensation consists of all other compensation not disclosed in another category.

Outstanding Equity Awards at Fiscal Year-End

The following table shows the unexercised stock options, unvested restricted stock, and other equity incentive plan awards held at the transition period ended December 31, 2012 by our Named Executive Officers.

	Option Awards				Stock Awards
	Number of	Number of
	Securities	Securities			Number of	Market Value of
	Underlying	Underlying			Shares or Units	Shares or Units of
	Unexercised	Unexercised	Option	Option	of Stock That	Stock That Have
	Options	Options (1)	Exercise Price	Expiration	Have Not Vested	Not Vested
Name	(#) Exercisable	(#) Unexercisable	($)	Date	(#)	($)
Daniel J. Kunz	250,000	0	2.22	5/19/13	0	0
Douglas J. Glaspey	250,000	0	2.22	5/19/13	0	0
Kerry D. Hawkley	100,000	0	2.22	5/19/13	0	0
Daniel J. Kunz	175,000	0	0.92	5/26/14	0	0
Douglas J. Glaspey	150,000	0	0.92	5/26/14	0	0
Kerry D. Hawkley	100,000	0	0.92	5/26/14	0	0
Jonathan Zurkoff	150,000	0	0.92	5/26/14	0	0
Daniel J. Kunz	200,000	0	0.86	9/10/15	0	0
Douglas J. Glaspey	100,000	0	0.86	9/10/15	0	0
Kerry D. Hawkley	50,000	0	0.86	9/10/15	0	0
Jonathan Zurkoff	145,000	0	0.86	9/10/15	0	0
Daniel J. Kunz	250,000	0	0.83	6/13/16	0	0
Douglas J. Glaspey	165,000	0	0.83	6/13/16	0	0
Kerry D. Hawkley	95,000	0	0.83	6/13/16	0	0
Jonathan Zurkoff	146,000	0	0.83	6/13/16	0	0
Daniel J. Kunz	61,750	185,250	0.31	8/24/17	0	0
Douglas J. Glaspey	47,500	142,500	0.31	8/24/17	0	0
Kerry D. Hawkley	37,500	112,500	0.31	8/24/17	0	0
Jonathan Zurkoff	37,500	112,500	0.31	8/24/17	0	0

(1)	The options unexercisable at December 31, 2012 will fully vest on February 24, 2014.

Potential Payments Upon Termination or Change-in-Control

Payments Made Upon Termination Absent a Change-in-Control. Except as discussed below under “Potential Payments Upon Change-in-Control,” if the employment of any of our Named Executive Officers is voluntarily or involuntarily terminated, no additional payments or benefits will accrue or be paid to him, other than what the officer has accrued and is vested in under the benefit plans. A voluntary or involuntary termination will not trigger an acceleration of the vesting of any outstanding stock options or shares of restricted stock.

Potential Payments Upon Change-in-Control. We have entered into employment agreements with Messrs. Kunz, Glaspey, Hawkley and Zurkoff which provide for change-in-control payments.

Mr. Kunz’s employment agreement, which terminated upon his retirement effective April 19, 2013, provided that if within twelve months following “change-in-control” Mr. Kunz’s employment was terminated either by the Company without “cause” or by Mr. Kunz for “good reason”, then Mr. Kunz would have been entitled to a lump-sum payment consisting of (a) his prorated base salary through the date of termination, (b) a severance payment equal to twenty four times his monthly base salary at termination, and (c) employee medical and dental coverage for 24 months or until Mr. Kunz commenced alternate employment, whichever came first, subject to certain limitations and conditions. The terms “cause,” “good reason” and “change of control” were defined in the agreement.

Mr. Glaspey’s employment agreement provides that if within twelve months following a “change of control” Mr. Glaspey’s employment is terminated either by the Company without “cause”, or by Mr. Glaspey for “good reason”, then Mr. Glaspey will be entitled to a lump-sum payment consisting of (a) his prorated base salary through the date of termination, (b) a payment equal to 24 times his monthly base salary at termination, and (c) employee medical and dental coverage for 24 months or until Mr. Glaspey commences alternate employment, whichever comes first, subject to certain limitations and conditions. The terms “cause,” “good reason” and “change-in-control” are defined in the agreements.

Mr. Hawkley’s employment agreement provides that if within twelve months following a “change of control” Mr. Hawkley’s employment is terminated either by the Company without “cause”, or by Mr. Hawkley for “good reason”, then Mr. Hawkley will be entitled to a lump-sum payment consisting of (a) his prorated base salary through the date of termination, (b) a payment equal to 18 times his monthly base salary at termination, and (c) employee medical and dental coverage for 18 months or until Mr. Hawkley commences alternate employment, whichever comes first, subject to certain limitations and conditions. The terms “cause,” “good reason” and “change-in-control” are defined in the agreements.

Mr. Zurkoff’s employment agreement provides that if within twelve months following a “change of control” Mr. Zurkoff’s employment is terminated either by the Company without “cause”, or by Mr. Zurkoff for “good reason”, then Mr. Zurkoff will be entitled to a lump-sum payment consisting of (a) his prorated base salary through the date of termination, (b) a payment equal to 18 times his monthly base salary at termination, and (c) employee medical and dental coverage for 18 months or until Mr. Zurkoff commences alternate employment, whichever comes first, subject to certain limitations and conditions. The terms “cause,” “good reason” and “change-in-control” are defined in the agreements.

Mr. Gilles, our current Chief Executive Officer who is not a Named Executive Officer for purposes of this proxy statement, is entitled to receive certain termination and change-in-control payments described above under the heading “Gilles Employment Agreement”.

DIRECTOR COMPENSATION

The following table summarizes the compensation paid to our directors during the transition period ended December 31, 2012.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards (1) ($)	Non-equity incentive plan compens- ation ($)	Nonqualified deferred compensa- tion earnings ($)	All other compensa- tion ($)	Total ($)

John H. Walker	22,500	0	16,740	0	0	0	39,240

Paul A. Larkin	22,500	0	16,740	0	0	0	39,240

Leland L. Mink	22,500	0	16,740	0	0	0	39,240

Dennis J. Gilles	22,500	0	16,740	0	0	0	39,240

(1)	Stock options are valued at the grant date in accordance with FASB ASC Topic 718.

Directors who are not otherwise remunerated per an employment agreement are paid $7,500 per quarter and eligible to receive awards under our equity compensation plans. Directors who are also officers do not receive any compensation for serving in the capacity of director. However, all directors are reimbursed for their out-of-pocket expenses in attending meetings.

Securities Authorized for Issuance under Equity Compensation Plans

The following table sets forth the number of securities authorized for issuance under the Company’s equity compensation plans as of the transition period ended December 31, 2012.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	10,239,625	$0.91	2,522,442
Equity compensation plans not approved by security holders	Nil	Nil	Nil
Total	10,239,625	$0.91	2,522,442

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

U.S. Geothermal Inc. has written procedures for reviewing transactions between U.S. Geothermal Inc. and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Since April 1, 2011, there have been no financial transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which the Company or any of its subsidiaries, was or is to be a participant, and the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year end for the last two completed fiscal years, and in which a director, an executive officer, any immediate family member of a director or executive officer, a beneficial owner of more than 5% of the Company’s outstanding common stock or any immediate family member of the beneficial owner, had or will have a direct or indirect material interest.

AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO AUDITORS

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for assisting the Board in monitoring the integrity of the financial statements of U.S. Geothermal Inc., compliance by U.S. Geothermal Inc. with legal and regulatory requirements, and the independence and performance of U.S. Geothermal Inc. internal and external auditors.

The consolidated financial statements of U.S. Geothermal Inc. for the transition period ended December 31, 2012, were audited by MartinelliMick PLLC, independent auditor for U.S. Geothermal Inc.

As part of its activities, the Audit Committee has:

1.	Reviewed and discussed with management the audited financial statements of U.S. Geothermal Inc.;

2.	Discussed with the independent auditor the matters required to be discussed under Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees);

3.

Received the written disclosures and letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence;

4.	Discussed with the independent auditor the independent auditor’s independence; and

5.

Verified that the Company has maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control - Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of U.S. Geothermal Inc. for the transition period ended December 31, 2012, be included in U.S. Geothermal Inc.’s Transition Report on Form 10-K filed with the Securities and Exchange Commission.

Audit Committee of the Board of Directors of U.S. Geothermal Inc.

Paul A. Larkin
Leland L. Mink
John H. Walker

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on November 4, 2011, the Company engaged MartinelliMick PLLC, certified public accountants, as the principal accountant to audit the Company’s financial statements effective November 1, 2011. MartinelliMick PLLC replaced BehlerMick PS, which resigned as the Company’s principal accountant effective October 31, 2011 and no longer practices public accounting effective November 1, 2011. With the departure of BehlerMick PS’s former managing partner in December 2010, BehlerMick PS’s management decided to change the firm’s legal structure and formed a new legal entity, MartinelliMick PLLC. Although MartinelliMick PLLC is a new entity, the same personnel has continued to perform the audits of the financial records of the Company.

Audit Fees

The aggregate fees billed to the Company by MartinelliMick PLLC for the nine months ended December 31, 2012, and the year ended March 31, 2012 for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q, were $52,482 and $22,460; respectively.

The aggregate fees billed to the Company by BehlerMick PS for the fiscal year ended March 31, 2012, for the audit of the Company’s annual financial statements and reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q was $66,064.

Audit-Related Fees

The aggregate fees billed to the Company by MartinelliMick PLLC for the nine months ended December 31, 2012, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above, was $25,617. The fees billed to the Company for the financial statement audits of the Company’s two subsidiaries USG Oregon LLC and USG Nevada LLC were $34,331. MartinelliMick PLLC billed the Company fees for audit and review services related to the submission of the application for the ITC cash grant that amounted to $4,809 for the nine months ended December 31, 2012.

The aggregate fees billed to the Company by MartinelliMick PLLC for the fiscal year ended March 31, 2012, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above, was $8,214. The services comprising such fees related to compliance with the Sarbanes Oxley Act of 2002.

The aggregate fees billed to the Company by BehlerMick PS for the fiscal year ended March 31, 2012, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above, were $8,805. The services comprising such fees related to compliance with the Sarbanes Oxley Act of 2002.

The aggregate fees billed to the Company by Hein & Associates LLP for the nine months ended December 31, 2012 and the fiscal year ended March 31, 2012, for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under “Audit Fees” above, were $78,141 and $71,205; respectively. The services comprising such fees related to compliance with the Sarbanes Oxley Act of 2002. Since the Company does not employ an internal audit staff, Hein & Associates LLP performed the internal audit function for verification of compliance with internal controls and procedures.

Tax Fees

The aggregate fees billed to the Company by Hein & Associates LLP for the fiscal year ended March 31, 2012, for professional services rendered for tax compliance, tax advice, and tax planning were $32,490. The services comprising such fees related to tax compliance, including the preparation of and assistance with federal, state and local income tax returns, foreign and other tax compliance. Neither MartinelliMick PLLC nor BehlerMick PS rendered any professional services relating to tax compliance, tax advice, or tax planning during the nine months ended December 31, 2012 and the fiscal year ended March 31, 2012.

All Other Fees

The Company was not billed by MartinelliMick PLLC, BehlerMick PS or Hein & Associates LLP for any other services during the nine months ended December 31, 2012 and the fiscal year ended March 31, 2012.

Administration of Engagement of Independent Auditor

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of our independent auditor. The Audit Committee has established a policy for pre-approving the services provided by our independent auditor in accordance with the auditor independence rules of the Securities and Exchange Commission. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by our independent auditor and an annual review of the financial plan for audit fees.

All of the services provided by our independent auditor for the transition period ended December 31, 2012 and the fiscal year ended March 31, 2012, including services related to the Audit-Related Fees and Tax Fees described above, were approved by the Audit Committee under its pre-approval policies.

PROPOSAL 2—RATIFICATION OF SELECTION OF AUDITOR

As discussed above, MartinelliMick PLLC began serving as our independent auditor effective November 1, 2011. The Audit Committee has selected MartinelliMick PLLC to serve as our independent auditor for the fiscal year ending December 31, 2013. While we are not required to do so, U.S. Geothermal Inc. is submitting the selection of MartinelliMick PLLC to serve as our independent auditor for the fiscal year ending December 31, 2013, for ratification in order to ascertain the views of our shareholders on this appointment. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of MartinelliMick PLLC are not expected to be present at the annual meeting.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the ratification of the selection of MartinelliMick PLLC as the independent auditor of U.S. Geothermal Inc. and its subsidiaries for the fiscal year ending December 31, 2013.

PROPOSAL 3- ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, and Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are seeking an advisory, non-binding shareholder vote to approve the compensation of our Named Executive Officers disclosed in the “Compensation Discussion and Analysis” section, compensation tables and narrative discussion in this proxy statement for the 2013 annual meeting.

Our executive compensation program and compensation paid to our Named Executive Officers are described on pages 19-25 of this proxy statement. Our compensation programs are overseen by the Compensation and Benefits Committee and reflect our philosophy to pay all of our employees, including our Named Executive Officers, in ways that support three primary business objectives:

  Attract and retain the best talent.

  Support our culture of teamwork, innovation and performance.

  Align employee interests with long-term stockholder interests in the overall success of U.S. Geothermal.

To help achieve these objectives, we structure our Named Executive Officers’ compensation to reward the achievement of short-term and long-term strategic and operational goals.

You may vote “FOR” or “AGAINST” the following resolution, or you may “ABSTAIN”. Approval of the resolution requires the affirmative “FOR” vote of a majority of the shares present in person or represented by proxy at the annual meeting, entitled to vote thereon and cast on the resolution.

Resolved, that the shareholders of U.S. Geothermal Inc. approve the compensation awarded to U.S. Geothermal Inc.’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative disclosures included in the proxy statement for U.S. Geothermal Inc.’s 2013 annual meeting.

Because the vote on this proposal is advisory in nature, it will not be binding on or overrule any decisions by the Board of Directors, will not create or imply any additional fiduciary duty on the part of the Board of Directors, and will not restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation. The Compensation and Benefits Committee will take into account the outcome of the vote when considering future compensation arrangements for our Named Executive Officers.

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the approval of the foregoing resolution on executive compensation.

PROPOSAL 4- APPROVAL OF THE 2009 STOCK INCENTIVE PLAN

The 2009 Stock Incentive Plan was approved by the Company’s board of directors on October 29, 2009 and the Company’s shareholders on December 17, 2009. Under the rules of the Toronto Stock Exchange, on which the Company’s common stock is listed for trading, the 2009 Stock Incentive Plan must be approved by the Company’s shareholders every three years. Under the 2009 Stock Incentive Plan, options may be granted to our directors, officers, employees and consultants on authorized but unissued common stock up to but not in excess of 15% of our issued and outstanding common stock at the time of the grant, less any shares underlying outstanding options granted pursuant to our Amended and Restated Stock Option Plan dated September 29, 2006. Stock options are determined by the Compensation and Benefits Committee and are granted only in compliance with applicable laws and regulatory policy. As of July 22, 2013, the Company had outstanding options to purchase 10,018,250 common shares at prices from $0.31 to $1.78.

The purpose of the 2009 Stock Incentive Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company and motivating such persons to put forth maximum efforts for the success of the Company’s business. The 2009 Stock Incentive Plan will allow the Company to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.

The Board believes that a stock-based compensation program is essential in attracting, retaining and motivating highly qualified officers, employees and non-employee directors to enhance the Company’s success. The 2009 Stock Incentive Plan will allow for the continued use of stock-based compensation. The flexibility of the 2009 Stock Incentive Plan will allow future awards to be based on then-current objectives for aligning compensation with shareholder value.

During the fiscal year ended March 31, 2012, stock option grants to executive officers represented approximately 24% of the total stock option grants to all employees. During the transition period ended December 31, 2012, stock option grants to executive officers represented approximately 25% of the total stock option grants to all employees.

Summary of the 2009 Stock Incentive Plan

The following summary of the material terms of the 2009 Stock Incentive Plan is qualified in its entirety by reference to the full text of the 2009 Stock Incentive Plan, a copy of which is included as Appendix A to this proxy statement.

Administration

The Compensation and Benefits Committee (the “Committee”) will administer the 2009 Stock Incentive Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the 2009 Stock Incentive Plan. In addition, the Committee can specify whether, and under what circumstances, awards to be received under the 2009 Stock Incentive Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Committee. Subject to the provisions of the 2009 Stock Incentive Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee has authority to interpret the 2009 Stock Incentive Plan and establish rules and regulations for the administration of the 2009 Stock Incentive Plan. The Committee may delegate its powers and duties under the 2009 Stock Incentive Plan to one or more directors (including a director who is also an officer of the Company), except that the Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or in a way that would violate Section 162(m) of the Internal Revenue Code. In addition, the Committee may authorize one or more non-director officers of the Company to grant stock options under the 2009 Stock Incentive Plan, provided that stock option awards made by these officers may not be made to executive officers or directors who are subject to Section 16 of the Exchange Act. The Board may also exercise the powers of the Committee at any time, so long as its actions would not violate Rule 16b-3 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Eligible Participants

Any employee, officer, service provider or non-employee director providing services to the Company, or any of its affiliates, who is selected by the Committee, is eligible to receive an award under the 2009 Stock Incentive Plan.

Shares Available for Awards

The aggregate number of shares of our common stock that may be issued under all stock-based awards made under the 2009 Stock Incentive Plan will be equal to 15% of the Company’s issued and outstanding shares of common stock (calculated as of the first day of each fiscal year while the 2009 Stock Incentive Plan is in effect), less any shares underlying outstanding options granted pursuant to our Amended and Restated Stock Option Plan dated September 29, 2006. This aggregate amount is subject to further limitations as follows:

  A maximum of 2,500,000 shares will be available for granting incentive stock options under the 2009 Stock Incentive Plan, subject to the provisions of Section 422 or 424 of the Internal Revenue Code or any successor provision;

  The maximum number of shares that may be awarded under the 2009 Stock Incentive Plan pursuant to grants of restricted stock, restricted stock units and stock awards is 2,500,000;

  The number of shares that will be issued to “insiders” within any one year period under the Plan and all of the Company’s other security-based compensation arrangements may not exceed 5% of the Company’s outstanding and issued common stock;

  The number of shares that may be issued to any one “insider” under the Plan within any one year period shall not exceed 5% of the Company’s outstanding and issued common stock; and

  The maximum number of shares that may be issued to any one eligible person under the Plan may not exceed 5% of the Company’s outstanding and issued common stock.

The Committee may adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefits or potential benefits intended under the 2009 Stock Incentive Plan.

If an award is terminated, forfeited or cancelled without the issuance of any shares or if shares covered by an award are not issued for any other reason, then the shares previously set aside for such award will be available for future awards under the 2009 Stock Incentive Plan. If shares of restricted stock awarded under the 2009 Stock Incentive Plan are forfeited or otherwise reacquired by the Company prior to vesting, these shares will again be available for awards under the 2009 Stock Incentive Plan.

Types of Awards and Terms and Conditions

The 2009 Stock Incentive Plan permits the granting of: stock options (including both incentive and non-qualified stock options); stock appreciation rights (“SARs”); restricted stock and restricted stock units; performance awards of cash, stock or property; dividend equivalents; stock awards; and other stock-based awards.

Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the 2009 Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by the Company.

Determinations of fair market value under the 2009 Stock Incentive Plan will be made in accordance with methods and procedures established by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the fair market value of common stock will be the closing sale price of our common stock on the principal stock exchange on which our common stock is listed. The term of each award shall be determined by the Committee.

Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Committee. The option exercise price may be payable either in cash or, at the discretion of the Committee, in promissory notes, other securities or other property having a fair market value on the exercise date equal to the exercise price.

Stock Appreciation Rights. The holder of a SAR is entitled to receive upon exercise, the excess of the fair market value (calculated as of the exercise date or, at the Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Committee. The Committee may impose additional conditions or restrictions on the exercise of any SAR as it deems appropriate.

Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee.

Performance Awards. The Committee may grant awards under the 2009 Stock Incentive Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code. A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Committee in compliance with Section 162(m) of the Internal Revenue Code. Subject to the terms of the 2009 Stock Incentive Plan, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any performance award granted, the amount of any payment or transfer to be made pursuant to any performance award and any other terms or conditions of any performance award shall be determined by the Committee in accordance with the Plan.

Dividend Equivalents. The Committee may grant dividend equivalents, the holder of dividend equivalents will be entitled to receive payments, with respect to the number of shares of common stock as determined by the Committee, (in cash, common stock, other securities, or other awards at the discretion of the Committee) equivalent to the amount of cash dividends paid by us to the holders of our common stock. Such grant is subject to such terms and conditions as the Committee may determine.

Stock Awards. The Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Committee and the limitations of the 2009 Stock Incentive Plan.

Other Stock-Based Awards. The Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Committee and the limitations in the 2009 Stock Incentive Plan.

Duration, Termination and Amendment. Unless discontinued or terminated by the Board, the 2009 Stock Incentive Plan will expire on December 17, 2019. No awards may be made after that date. With respect to performance awards intended to qualify as “performance-based compensation”, no performance award may be granted after the fifth year following the year in which the shareholders approved the performance goals. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the 2009 Stock Incentive Plan prior to expiration may extend beyond the expiration of the 2009 Stock Incentive Plan through the award’s normal expiration date.

The Board may amend, alter, suspend, discontinue or terminate the 2009 Stock Incentive Plan at any time, although shareholder approval must be obtained for any action that would increase the number of shares of our common stock available under the 2009 Stock Incentive Plan, increase the award limits under the 2009 Stock Incentive Plan or cause Section 162(m) to become unavailable under the Plan. Shareholder approval is also required for any action that requires shareholder approval under the rules and regulations of the Securities and Exchange Commission, the NYSE MKT or any other securities exchange that are applicable to the Company.

Prohibition on Repricing Awards

Without the approval of the Company’s shareholders, the Committee will not reprice, adjust or amend the exercise price of any options or the grant price of any SAR previously awarded, whether through amendment, cancellation and replacement grant or any other means, except in connection with a stock dividend or other distribution, including a stock split, merger or other similar corporate transaction or event, in order to prevent dilution or enlargement of the benefit, or potential benefit intended to be provided under the 2009 Stock Incentive Plan.

Transferability of Awards

Unless otherwise provided by the Committee, awards under the 2009 Stock Incentive Plan may only be transferred by will or by the laws of descent and distribution.

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2009 Stock Incentive Plan:

Options and SARs. The grant of an option or SAR should not result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that an alternative minimum tax liability may result), and the Company will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a non-qualified stock option, the option holder must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. Upon the exercise of a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income, and are deductible by the Company.

The tax consequences to an option holder upon the disposition of shares of our common stock acquired through the exercise of an option will depend on how long the shares have been held and whether the shares were acquired by exercising an incentive stock option or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequences to the Company in connection with the disposition of shares acquired pursuant to an option. However, the Company may be entitled to a tax deduction in the case of a disposition of shares acquired pursuant to an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

Other Awards. For other Awards granted under the 2009 Stock Incentive Plan that are payable in cash or shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of such an Award must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of our common stock received (determined as of the date of such receipt) over (b) the amount (if any) paid for the shares of our common stock by the holder of the Award. The Company will be entitled at that time to a deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility of compensation.

For an Award that is payable in shares of our common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to Section 83(b) of the Code, the holder of the Award must, at the first time the shares become transferable or not subject to substantial risk of forfeiture, recognize ordinary income equal to the excess of (x) the fair market value of the shares of our common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (y) the amount (if any) paid for the shares of our common stock by the holder. The Company will be entitled at that time to a tax deduction for the same amount if and to the extent that amount satisfies general rules concerning deductibility.

Special Rules. Special rules may apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, unless a special election is made pursuant to Section 83(b) of the Code, shares of common stock received pursuant to the exercise of an option or SAR may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company’s tax deduction, may be determined as of the end of such period.

Additional Tax on Passive Income. Certain individuals, estates and trusts whose income exceeds certain thresholds will be required to pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends and net gain from disposition of property (other than property held in a trade or business). Holders of awards should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of shares of common stock.

Deductibility of Executive Compensation Under Code Section 162(m). Section 162(m) of the Code generally limits to $1,000,000 the amount that a publicly-held corporation is allowed each year for the compensation paid to each of the corporation’s chief executive officer and the corporation’s other three most highly compensated executive officers (other than the Chief Financial Officer). However, “qualified performance-based compensation” is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (1) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (2) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount which may be paid to any participant pursuant with respect to any performance period, must be approved by a majority of the corporation’s shareholders and (3) the committee must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

The 2009 Stock Incentive Plan has been designed to permit grants of options and SARs issued under the 2009 Stock Incentive Plan to qualify under the performance-based compensation rules so that income attributable to the exercise of a non-qualified stock option or an SAR may be exempt from the $1,000,000 deduction limit. Grants of other Awards under the 2009 Stock Incentive Plan may not so qualify for this exemption. The 2009 Stock Incentive Plan’s provisions are consistent in form with the performance0-baseed compensation rules, so that if the committee that grants options or SARs consists exclusively of members of the board of directors of the Company who qualify as “outside director,” and the exercise price (or deemed exercise price, with respect to SARs) is not less that the fair market value of the shares of common stock to which such grants relate, the compensation income arising on exercising of those options or SARs should qualify as performance-based compensation, which is deductible even if that income would be in excess of the otherwise applicable limits on deductible compensation income under the Code Section 162(m).

Recommendation of the Board

The Board of Directors recommends a vote “FOR” the approval of the 2009 Stock Incentive Plan.

TRANSITION REPORT TO SHAREHOLDERS AND FORM 10-K

Our Transition Report to Shareholders, including financial statements for the transition period ended December 31, 2012, accompanies this proxy statement. The Transition Report to Shareholders is also available on our website at www.usgeothermal.com. Copies of our Transition Report on Form 10-K, which are on file with the SEC, are available to any shareholder who submits a request in writing to U.S. Geothermal Inc., 1505 Tyrell Lane; Boise, Idaho 83706. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. Although we do not household for our registered shareholders, some brokers household U.S. Geothermal Inc. proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should write to U.S. Geothermal Inc., 1505 Tyrell Lane, Boise, Idaho 83706, or call (208) 424-1027.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of U.S. Geothermal Inc.

/s/ Kerry D. Hawkley

Kerry D. Hawkley
Chief Financial Officer and Corporate Secretary

Dated: August 5, 2013

LOCATION OF U.S. GEOTHERMAL INC. ANNUAL MEETING OF SHAREHOLDERS

Friday, September 20, 2013 at 10:00 a.m. MDT
U.S. Geothermal Corporate Office
1505 Tyrell Lane
Boise, Idaho

Beneficial owners of common stock held in street name by a broker, bank or other nominee will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your broker, bank or other nominee is an example of proof of ownership.

APPENDIX A

U.S. GEOTHERMAL INC.

2009 STOCK INCENTIVE PLAN

U.S. GEOTHERMAL INC.
2009 STOCK INCENTIVE PLAN
DECEMBER 17, 2009

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U.S. GEOTHERMAL INC.
2009 STOCK INCENTIVE PLAN

Section 1.        Purpose

            The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2.        Definitions

            As used in the Plan, the following terms shall have the meanings set forth below:

            (a)        “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

            (b)        “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Dividend Equivalent, Stock Award or Other Stock-Based Award granted under the Plan.

            (c)        “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

           (d)        “Board” shall mean the Board of Directors of the Company.

            (e)        “Change in Control” shall have the meaning ascribed to such term in an Award Agreement between the Participant and the Company.

            (f)        “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

            (g)        “Committee” shall mean the committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance-based compensation” within the meaning of Section 162(m).

            (h)        “Company” shall mean U.S. Geothermal Inc., a Delaware corporation, and any successor corporation.

            (i)        “Director” shall mean a member of the Board.

            (j)        “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

            (k)        “Eligible Person” shall mean any employee, officer, consultant, independent contractor, advisor or non-employee director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person. An Eligible Person must be a natural person.

            (l)        “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

            (m)        “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the Stock Exchange as reported on the consolidated transaction reporting system on such date or, if such Stock Exchange is not open for trading on such date, on the most recent preceding date that such Stock Exchange is open for trading.

            (n)        “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

            (o)        “Insider” shall have the meaning assigned to it under the Securities Act (Ontario), as amended, and also includes an Affiliate of any person who is an Insider.

            (p)        “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

            (q)        “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

            (r)        “Other Stock-Based Award” shall mean any right granted under Section 6(g) of the Plan.

            (s)        “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

            (t)        “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

            (u)        “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre-tax income, operating income margin, net income, margins (including one or more of gross, operating and net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, capital and net capital employed), stockholder return (including total stockholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, cost reductions and strategic plan development and implementation. Each such performance goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee. To the extent consistent with Section 162(m), the Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).

            (v)        “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

            (w)        “Plan” shall mean the U.S. Geothermal Inc. 2009 Stock Incentive Plan, as amended from time to time.

            (x)        “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

            (y)        “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

            (z)        “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

            (aa)      “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

            (bb)      “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

            (cc)      “Securities Act” shall mean the Securities Act of 1933, as amended.

            (dd)      “Shares” shall mean shares of Common Stock, $0.001 par value per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

            (ee)      “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

            (ff)      “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

            (gg)      “Stock Award” shall mean any Share granted under Section 6(b) of the Plan.

            (hh)      “Stock Exchange” shall mean the principal stock exchange upon which the Shares are listed or upon which the Shares have been approved for listing.

Section 3.        Administration

            (a)        Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement, provided, however, that, except as otherwise permitted in connection with an event as provided under Section 4(c) hereof, the Committee shall not reprice, adjust or amend the exercise price of Options or the grant price of Stock Appreciation Rights previously awarded to any Participant, whether through amendment, cancellation or any other means; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xi) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

            (b)        Power and Authority of the Board. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Rule 16b-3 or Section 162(m).

            (c)        Delegation.

            The Committee may delegate to one or more officers or Directors of the Company, subject to such terms, conditions and limitations as the Committee may establish in its sole discretion, the authority to grant Options; provided, however, that the Committee shall not delegate such authority (i) with regard to grants of Options to be made to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act, (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m) or (iii) in such a manner as would contravene Section 157 of the Delaware General Corporation Law.

Section 4.        Shares Available for Awards

            (a)        Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under the Plan shall be equal to 15% of the Company’s issued and outstanding Shares, calculated as of the first day of each fiscal year while the Plan is in effect, less any Shares underlying outstanding options granted pursuant to the Company’s Amended and Restated Stock Option Plan dated September 29, 2006. Shares to be issued under the Plan may be either authorized but unissued Shares or Shares re-acquired and held in treasury. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price relating to an Award, or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan. Notwithstanding the foregoing, (i) the number of Shares available for granting Incentive Stock Options under the Plan shall not exceed 2,500,000, subject to adjustment as provided in Section 4(c) of the Plan (ii) the number of Options available for granting Restricted Stock and Restricted Stock Units shall not exceed 2,500,000, subject to adjustment as provided in Section 4(c) of the Plan, (iii) the number of Options that may be granted to Insiders (or when combined with all of the Company's other security based compensation arrangements) within any one-year period shall not be exercisable to acquire more than 5% of the Company's outstanding issued Shares from time to time, (iv) the number of Options that may be granted to any one Insider under the Plan within any one-year period shall not be exercisable to acquire more than 5% of the Company's outstanding issue from time to time, and (v) the number of Options that may be granted to any one Eligible Person shall not be exercisable to acquire more than 5% of the Company’s outstanding issue from time to time.

            (b)        Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.

            (c)        Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) of the Plan; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

            Notwithstanding the foregoing in this Section 4(c), in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company in which the Company is not the continuing or surviving entity in which the stockholders of the Company prior to the corporate transaction or event do not continue to beneficially own at least 50% of the combined voting power of the resulting entity, or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee or the Board may, in its sole discretion, provide for any of the following:

(i)

for either (A) termination of any such Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights (and, for the avoidance of doubt, if, as of the date of the occurrence of the transaction or event described in this Section 4(c), the Committee or the Board determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee or the Board, in its sole discretion;

(ii)

that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)

that such Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby at such date prior to the effective date of such event as may be determined by the Committee or the Board, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of such event.

            In the event that the terms of any agreement between the Company or any Affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 4(c), then this Section 4(c) shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

(d)	Award Limitations Under the Plan.

(i)

Section 162(m) Limitation for Certain Types of Awards. No Eligible Person may be granted Options, Stock Appreciation Rights or any other Award or Awards under the Plan, the value of which Award or Awards is based solely on an increase in the value of the Shares after the date of grant of such Award or Awards, and which is intended to represent “qualified performance-based compensation” with the meaning of Section 162(m), for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

(ii)

Section 162(m) Limitation for Performance Awards Denominated in Shares. No Eligible Person may be granted Performance Awards denominated in Shares (including, without limitation, Restricted Stock and Restricted Stock Units), and which are intended to represent “qualified performance-based compensation” with the meaning of Section 162(m), for more than 2,500,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any taxable year.

(iii)

Section 162(m) Limitation for Performance Awards Denominated in Cash. The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $100,000 in value, whether payable in cash, Shares or other property. The limitation contained in this Section 4(d)(iii) does not apply to any Award subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii). The limitation contained in this Section 4(d)(iii) shall apply only with respect to Awards granted under this Plan, and limitations on awards granted under any other stockholder approved executive incentive plan maintained by the Company will be governed solely by the terms of such other plan.

Section 5.        Eligibility

            Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6.        Awards

            (a)        Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate;

(ii)	Option Term. The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.

(iii)

Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made. Alternatively, the Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess if positive, of the Fair Market Value of the Shares underlying the Option being exercised, on the date of exercise, over the exercise price of the Option for such Shares.

(iv)

Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)

The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(B)

All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(C)

Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, such Incentive Stock Option shall expire and no longer be exercisable no later than 5 years from the date of grant.

(D)

The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliate, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(E)

Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

            (b)        Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

            (c)        Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)

Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. Notwithstanding the foregoing, the Committee may permit acceleration of vesting of such Awards in the event of the Participant’s death, disability or retirement or a Change in Control.

(ii)

Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)

Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units, except as otherwise provided in the Award Agreement.

            (d)        Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Performance Awards that are granted to Eligible Persons who may be “covered employees” under Section 162(m) and that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m), to the extent required by Section 162(m), shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)

Timing of Designations; Duration of Performance Periods. For each Award intended to be “qualified performance-based compensation”, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of Performance Goals; provided that, with respect to such Performance Goals, the outcome is substantially uncertain at the time the Committee actually establishes the Performance Goal. The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.

(ii)

Certification. Following the close of each performance period and prior to payment of any amount to a Participant with respect to an Award intended to be “qualified performance-based compensation,” the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(iii)

Payment of Qualified Performance Awards. Certified Awards shall be paid no later than two and one-half months following the conclusion of the applicable performance period; provided, however, that the Committee may establish procedures that allow for the payment of Awards on a deferred basis subject to the requirements of Section 409A. The Committee may, in its discretion, reduce the amount of a payout achieved and otherwise to be paid in connection with an Award intended to be “qualified performance-based compensation,” but may not exercise discretion to increase such amount.

(iv)

Certain Events. If a Participant dies or becomes permanently and totally disabled before the end of a performance period or after the performance period and before an Award is paid, the Committee may, in its discretion, determine that the Participant shall be paid a pro-rated portion of the Award that the Participant would have received but for his or her death or disability.

            (e)        Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.

            (f)        Stock Awards. The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.

            (g)        Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and any applicable Award Agreement. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(g) shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares, or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), as the Committee shall determine.

(h)	General.

	(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)

Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)

Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made to the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)	Term of Awards. Subject to Section 6(a)(iv)(C), the term of each Award shall be for a period not to exceed 10 years from the date of grant.

(v)

Limits on Transfer of Awards. Except as otherwise provided by the Committee or in this Section 6(h)(v), no Award (other than a Stock Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. Notwithstanding the immediately preceding sentence, no Incentive Stock Option shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non-Qualified Stock Option to any “family member” (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) at any time that such Participant holds such Option, provided that such transfers may not be for value (as defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non-Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

(vi)

Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of the Stock Exchange and any other securities exchange upon which the Shares are listed or quoted) as may be determined by the Company to be applicable are satisfied.

(vii)

Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short term deferral exemption or otherwise.

Section 7.        Amendment and Termination; Corrections

            (a)        Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the stockholders of the Company shall be required for any amendment to the Plan that:

(i)	requires stockholder approval under the rules or regulations of the Securities and Exchange Commission, the Stock Exchange or any other securities exchange that are applicable to the Company;

(ii)	increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)

increases the number of shares subject to the limitation contained in Section 4(d)(i) or Section 4(d)(ii) of the Plan or the dollar amount subject to the limitation contained in Section 4(d)(iii) of the Plan;

(iv)

permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b)(ii) of the Plan; or

(v)	would cause Section 162(m) to become unavailable with respect to the Plan.

            (b)        Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof. The Company intends that Awards under the Plan shall satisfy the requirements of Section 409A to avoid any adverse tax results thereunder, and the Committee shall administer and interpret the Plan and all Award Agreements in a manner consistent with that intent. If any provision of the Plan or an Award Agreement would result in adverse tax consequences under Section 409A, the Committee may amend that provision (or take any other action reasonably necessary) to avoid any adverse tax results and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely affect the rights of any holder of an Award or beneficiary thereof.

            (c)        Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8.        Income Tax Withholding

            In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9.        General Provisions

            (a)        No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

            (b)        Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant, or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.

            (c)        Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

            (d)        No Rights of Stockholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

            (e)        No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

            (f)        No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or the right to be retained as a director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, or remove a director in accordance with applicable law. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment, or remove a director who is a Participant, free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

            (g)        Governing Law. The internal law, and not the law of conflicts, of the State of Delaware shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

            (h)        Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

            (i)        No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

            (j)        Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

            (k)        No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

            (l)        Headings. Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

            (m)        Consultation With Professional Tax and Investment Advisors. The holder of any Award granted hereunder acknowledges that the grant, exercise, vesting or any payment with respect to such an Award, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, may have tax consequences pursuant to the Code or under local, state or international tax laws. Such a holder further acknowledges that such holder is relying solely and exclusively on the holder’s own professional tax and investment advisors with respect to any and all such matters (and is not relying, in any manner, on the Company or any of its employees or representatives). Finally, such a holder understands and agrees that any and all tax consequences resulting from the Award and its grant, exercise, vesting or any payment with respect thereto, and the sale or other taxable disposition of the Shares acquired pursuant to the Plan, is solely and exclusively the responsibility of such holder without any expectation or understanding that the Company or any of its employees, representatives or Affiliates will pay or reimburse such holder for such taxes or other items.

            (n)        Forfeiture. All Awards under this Plan shall be subject to forfeiture and/or penalty conditions or provisions as determined by the Committee and set forth in the applicable Award Agreement. Notwithstanding the foregoing provisions, unless otherwise provided by the Committee in the applicable Award Agreement, this Section 9(n) shall not be applicable to any Participant following a Change in Control.

            (o)        Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to Eligible Persons who are foreign nationals, who are located outside the United States, who are United States citizens or resident aliens on global assignments in foreign nations, who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

            (p)        Blackout Periods. Notwithstanding any other provision of this Plan or any Award to the contrary, the Company shall have the authority to establish any “blackout” period that the Company deems necessary or advisable with respect to any or all Awards.

Section 10.      Effective Date of the Plan

            The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company within one year thereafter, the Plan will be terminated and all Awards granted under the Plan will be terminated and deemed null and void, provided, however, that with respect to any Shares (including Shares of Restricted Stock) issued under the Plan prior to such termination, the Plan shall be deemed to be effective. The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on December 17, 2009, and the Plan shall be effective as of the date of such stockholder approval.

Section 11.      Term of the Plan

            No Award shall be granted under the Plan after ten years from the earlier of the date of adoption of the Plan by the Board or the date of stockholder approval or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that in the case of a Performance Award intended to be “qualified performance-based compensation,” no such Performance Award shall be granted under the Plan after the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals are re-approved by the stockholders. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.